Note 6 - Assets Held for Sale	12 Months Ended
Dec. 31, 2013
Assets Held For Sale [Abstract]
Assets Held For Sale [Text Block]
6.        Assets Held for Sale:

As of December 31, 2012, the M/T UACC Sila met the criteria to be classified as held for sale. Consequently the Company treated the vessel as held for sale and classified it as a short term asset measured at the lower of the carrying amount and fair value less costs to sell as determined by the Company and supported by an unrelated third party offer to buy the vessel. The related loan was also classified as short term in a separate balance sheet line from other short term debt. Furthermore, the Company recognized an impairment charge of $16,978 to reduce the carrying value to the fair value less costs to sell that is included in the accompanying statements of consolidated income/ (loss). The Company sold the vessel to an unrelated party on April 30, 2013 for $26,000.